EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of WellCare Health Plans, Inc. (the “Company”) for the fiscal quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Paul L. Behrens, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2005	/ s / Paul L. Behrens

Paul L. Behrens, Chief Financial Officer
(Principal Financial and Accounting Officer)

28